UNITED STATES
              SECURITIES AND EXCHANGE COMMISSION
                   Washington, D. C. 20549

                          FORM 8-K

                       CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d)
            OF THE SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported) June 26, 2007

              ART'S-WAY MANUFACTURING CO., INC.
    (Exact Name of Registrant As Specified In Its Charter)

                          Delaware
         State or Other Jurisdiction of Incorporation

             0-05131                    42-0920725
          (Commission                 (IRS Employer
            File No.)              Identification Number)

                        P.O. Box 288
                    Armstrong, Iowa 50514
     (Address of Principal Executive Offices) (Zip Code)

                       (712) 864-3131
     (Registrant's Telephone Number Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4 (c))


                         Form 8-K

Item 7.01 Regulation FD Disclosure

   On June 26, 2007, the Company announced the signing of a letter of intent for the purchase of the hay and forage product lines of Miller-St. Nazianz Inc. A copy of the Company's press release is furnished with this Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

   Exhibit 99.1. Press Release issued by the Company on June 26, 2007, describing the letter of intent between the Company and Miller-St. Nazianz Inc.

   The information contained in this Current Report on Form 8-K under Item 7.01, including Exhibit 99.1 referenced in Item 9.01, is being "furnished" pursuant to Item 7.01 of Form 8-K and, as such, shall not be deemed to be "filed" for purposes of Section 18 of the Securities
Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 7.01 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

                         SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ART'S-WAY MANUFACTURING CO., INC.

Date: July 2, 2007                   By: /s/ Carrie L. Majeski
                                             Carrie L. Majeski
                                             Chief Financial Officer